Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. March 5-6, 2013 March 5-6, 2013 Exhibit 99.1 Raymond James 34 Annual Institutional Investors Conference th

2 2
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the
Company or the SEC. These filings are also available through the
Company’s web
Company’s web
site at http://www.patenergy.com
site at http://www.patenergy.com
or through the SEC’s Electronic Data Gathering
or through the SEC’s Electronic Data Gathering
and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Why Invest in U.S. Oil Services?
“By around 2020, the United States is projected
“By around 2020, the United States is projected
to become the largest global oil producer…”
to become the largest global oil producer…”
-
-
International Energy Agency, “World Energy Outlook 2012”
International Energy Agency, “World Energy Outlook 2012”

Why Invest in U.S. Oil Services?
•
•
Shale gas and oil fundamentally changed the North American
Shale gas and oil fundamentally changed the North American
production outlook for natural gas and oil
production outlook for natural gas and oil
–
–
Horizontal drilling and completion techniques
Horizontal drilling and completion techniques
Source: US Energy Information Administration, Short-Term Energy Outlook, February 12, 2013

Why Invest in U.S. Oil Services?
•
•
The timing looks good:
The timing looks good:
–
–
The rig count looks poised for a modest recovery
The rig count looks poised for a modest recovery
–
–
Pressure pumping outlook has improved
Pressure pumping outlook has improved

Why Invest in Patterson-UTI Energy?
•
•
Operational Strength
Operational Strength
–
–
High quality equipment
High quality equipment
–
–
Customer relationships
Customer relationships
–
–
Operational flexibility
Operational flexibility
•
•
Flexible operating model
Flexible operating model
–
–
Maximizes earnings growth during
Maximizes earnings growth during
periods of increased activity
periods of increased activity
–
–
Minimizes costs during periods of
Minimizes costs during periods of
low activity
low activity
–
–
Strong cash flow generation
Strong cash flow generation
•
•
History of returning capital to
History of returning capital to
shareholders
shareholders
–
–
Share buybacks
Share buybacks
–
–
Dividends
Dividends

Who We Are Who We Are

Contract Drilling
•
•
One of the “Big 3”
One of the “Big 3”
U.S. Land
U.S. Land
drillers
drillers
•
•
High quality fleet including 113
High quality fleet including 113
APEX
APEX
® ® rigs
rigs
•
•
Strong term contract coverage
Strong term contract coverage
Who We Are >> Operational Strength >> Financial Flexibility
Patterson-UTI reported results for the twelve months ended December 31, 2012

Pressure Pumping
•
•
Industry expertise needed for
Industry expertise needed for
sophisticated customers and
sophisticated customers and
substantial local knowledge
substantial local knowledge
•
•
High quality fleet of modern
High quality fleet of modern
pressure pumping equipment
pressure pumping equipment
•
•
Strong reputation for safe and
Strong reputation for safe and
efficient operations
efficient operations
Who We Are >> Operational Strength >> Financial Flexibility
Patterson-UTI reported results for the twelve months ended December 31, 2012

Operational Strength – Operational Strength – Contract Drilling Contract Drilling

PTEN’s Active U.S. Land Drilling Rigs
PTEN’s Active U.S. Land Drilling Rigs
as of March 2013
as of March 2013
East Texas
East Texas
Appalachia
& Midwest
Appalachia
& Midwest
North Texas
North Texas
Rockies
Rockies
South Texas
South Texas
33 Rigs
29 Rigs
24 Rigs
39 Rigs
6 Rigs
13 Rigs
Permian Basin
Permian Basin
48 Rigs
Large Geographic Footprint

12 Innovative Rig Designs Who We Are >> Operational Strength >> Financial Flexibility

Introducing the APEX-XK
™
•
•
Enhanced mobility including
Enhanced mobility including
more efficient rig up and rig
more efficient rig up and rig
down
down
•
•
Greater clearance under rig
Greater clearance under rig
floor for optional walking
floor for optional walking
system
system
•
•
Advanced environmental spill
Advanced environmental spill
control integrated into drilling
control integrated into drilling
floor
floor
•
•
Enhanced solids handling
Enhanced solids handling
•
•
Available in both
Available in both
1500 horsepower and
1500 horsepower and
1000 horsepower
1000 horsepower
Who We Are >> Operational Strength >> Financial Flexibility

http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling
Who We Are >> Operational Strength >> Financial Flexibility

Walking Systems Can be Added to Any Rig in Our Fleet…
Walking Systems Can be Added to Any Rig in Our Fleet…
…Allowing for True Multi-Directional Pad Drilling Capabilities
…Allowing for True Multi-Directional Pad Drilling Capabilities

Enhancing our Position in Pad Drilling
Who We Are >> Operational Strength >> Financial Flexibility

Adding Walking Systems to APEX
Adding Walking Systems to APEX
® ® Rigs Allows:
Rigs Allows:
•
A rig to both walk on a pad
while still mobilizing quickly
between pads
•
Greater flexibility in location
of the wells on a pad
•
Reduces well construction
time and cost in pad drilling

APEX WALKING
®
Rigs
•
•
Optimized for more than four
Optimized for more than four
wells on a pad
wells on a pad
•
•
Capable of walking with drill
Capable of walking with drill
pipe and collars racked in
pipe and collars racked in
derrick
derrick
•
•
Full multi-directional walking
Full multi-directional walking
capability
capability
•
•
Walking times average 45
Walking times average 45
minutes for 10’
minutes for 10’
–
–
15’
15’
well
well
spacing
spacing
Who We Are >> Operational Strength >> Financial Flexibility

http://patenergy.com/drilling/technology

APEX WALKING ® Rigs Who We Are >> Operational Strength >> Financial Flexibility 17 http://patenergy.com/drilling/technology Video of APEX WALKING ® Rig

…and Expected as of December 31, 2013
…and Expected as of December 31, 2013
APEX-XK 1500™
APEX-XK 1500™
APEX-XK 1000™
APEX-XK 1000™
APEX WALKING
APEX WALKING
® ®
APEX 1500
APEX 1500
® ®
APEX 1000
APEX 1000
® ®
Total APEX
Total APEX
® ® Rigs
Rigs
Class
Class
18
APEX
APEX
® ® Rigs as of December 31, 2012
Rigs as of December 31, 2012
19
19
4
4
48
48
44
44
11
11
126
126
12/31/2013
12/31/2013
A leader in high specification drilling rigs
7
7
4
4
47
47
44
44
11
11
113
113
12/31/2012
12/31/2012
Who We Are >> Operational Strength >> Financial Flexibility
APEX
®
Rig Fleet

Who We Are >> Operational Strength >> Financial Flexibility
Continued Demand for APEX
®
Rigs
Percentage of Horizontal Wells Continues to Increase
Percentage of Horizontal Wells Continues to Increase

Operational Strength – Operational Strength – Pressure Pumping Pressure Pumping

Focused on Well Site Execution
•
•
Diversified provider of pressure
Diversified provider of pressure
pumping services including
pumping services including
hydraulic fracturing, cementing,
hydraulic fracturing, cementing,
nitrogen services, and acidizing
nitrogen services, and acidizing
•
•
Modern equipment enhances
Modern equipment enhances
reliability
reliability
•
•
Preventive maintenance
Preventive maintenance
program reduces downtime
program reduces downtime
•
•
Premium service supports
Premium service supports
premium pricing
premium pricing
Who We Are >> Operational Strength >> Financial Flexibility

http://patenergy.com/pressurepumping

Average age of only three years
Average age of only three years
PTEN Fracturing Horsepower by Age
As of December 31, 2012
Who We Are >> Operational Strength >> Financial Flexibility
Modern Pressure Pumping Fleet

Dual Fuel Conversions
•
•
Engines can burn a fuel mix
Engines can burn a fuel mix
comprised of up to 70%
comprised of up to 70%
natural gas
natural gas
•
•
Comparable torque and
Comparable torque and
horsepower as an all diesel
horsepower as an all diesel
engine
engine
•
•
Reduces operating costs by
Reduces operating costs by
lowering fuel costs
lowering fuel costs
•
•
Good for environmental
Good for environmental
sustainability
sustainability
Who We Are >> Operational Strength >> Financial Flexibility

Financial Financial Flexibility Flexibility

25 Capital Expenditures and Acquisitions ($ in millions) Investing in Our Company Who We Are >> Operational Strength >> Financial Flexibility

•
•
History of returning capital to investors
History of returning capital to investors
–
–
Stock Buyback
Stock Buyback
•Repurchased 7% of Shares in 2012
•Repurchased 7% of Shares in 2012
•Approximately $51 million remaining authorization as of
•Approximately $51 million remaining authorization as of
December 31, 2012
December 31, 2012
•Total of $770 million repurchased since 2005
•Total of $770 million repurchased since 2005
–
–
Cash Dividend
Cash Dividend
•Initiated cash dividend in 2004
•Initiated cash dividend in 2004
•Quarterly dividend currently $0.05 per share
•Quarterly dividend currently $0.05 per share
•
•
Returned approximately $1.1 billion to shareholders
Returned approximately $1.1 billion to shareholders
since 2005
since 2005
Who We Are >> Operational Strength >> Financial Flexibility
Strong Financial Position

•
•
Total liquidity of approximately $571 million
Total liquidity of approximately $571 million
–
–
$111 million of cash at December 31, 2012
$111 million of cash at December 31, 2012
–
–
$460 million revolver availability at December 31, 2012
$460 million revolver availability at December 31, 2012
•
•
$588 million net debt at December 31, 2012
$588 million net debt at December 31, 2012
–
–
18% Net Debt/Total Capitalization
18% Net Debt/Total Capitalization
–
–
$300 million of 4.97% Series A notes due October 5, 2020
$300 million of 4.97% Series A notes due October 5, 2020
–
–
$300 million of 4.27% Series B notes due June 14, 2022
$300 million of 4.27% Series B notes due June 14, 2022
–
–
$99 million of 5-year term loan
$99 million of 5-year term loan
•
•
No equity sales in last 12 years
No equity sales in last 12 years
•
•
Reduced share count by 26.5 million shares since
Reduced share count by 26.5 million shares since
2005
2005
Who We Are >> Operational Strength >> Financial Flexibility
Strong Financial Position

Strong Financial Returns Growth in Per-Share Book Value Growth in Per-Share Book Value The Warren Buffett Standard The Warren Buffett Standard 28

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Raymond James 34 Annual Institutional Investors Conference March 5-6, 2013 March 5-6, 2013 th

Additional References Additional References

PTEN’s Active Rigs in Unconventional Areas
PTEN’s Active Rigs in Unconventional Areas
as of March 2013
as of March 2013
Piceance
Piceance
Haynesville
Haynesville
Marcellus
Marcellus
Barnett
Barnett
19 Rigs
Eagle Ford
Eagle Ford
5 Rigs
21 Rigs
4 Rigs
28 Rigs
6 Rigs
8 Rigs
Active in Unconventional Plays
Niobrara
Niobrara
1 Rig
Woodford
Woodford
3 Rigs

Preferred rigs account for more than
Preferred rigs account for more than
75% of Contract Drilling EBITDA
75% of Contract Drilling EBITDA
Contribution from High Quality Rigs
Contract Drilling EBITDA Contribution by Rig Class
Twelve Months Ended December 31, 2012

•
Mechanical Rigs
–
147 mechanical rigs in fleet
–
Most are upgraded to meet customers’ diverse
needs
–
Ideally suited for certain markets and wells
–
Favorable return profiles given low book values
–
Even better returns if drilling activity accelerates
Mechanical rigs are an option on higher drilling activity
Mechanical rigs are an option on higher drilling activity
Mechanical Rigs
33
•
Improved mud systems
•
Iron roughnecks and other automation
•
Enhanced mobility

•
•
Based on term contracts in place*
Based on term contracts in place*
–
–
An average of 123 rigs expected under term contract in the
An average of 123 rigs expected under term contract in the
first quarter of 2013
first quarter of 2013
–
–
An average of 97 rigs expected under term contract for all of
An average of 97 rigs expected under term contract for all of
2013
2013
•
•
PTEN expects to continue signing term contracts
PTEN expects to continue signing term contracts
Term Contract Coverage
Improving earnings visibility and returns stability
Improving earnings visibility and returns stability
* Term contracts in place as of February 7, 2013
34
•
•
Drilling
Drilling
term
term
contract
contract
revenue
revenue
backlog
backlog
of
of
$1.24
$1.24
billion
billion
at December 31, 2012
at December 31, 2012

Recent Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
* Includes acquisition of approximately 210,000 pressure pumping horsepower in October 2010
Growing Pressure Pumping Business

Southwest Region:

Northeast Region:
Fracturing horsepower: 383,000
Other horsepower: 23,500
Fracturing horsepower: 293,000
Other horsepower: 58,000
A Significant Player in Regional Markets
Pressure Pumping Areas of Operation